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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K


                               CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported):  April 20, 1999
                                                          (April 15, 1999)



                          NEW YORK BAGEL ENTERPRISES, INC
               ------------------------------------------------------
               (Exact name of Registrant as specified in its charter)

                                      0-21205
                              ------------------------
                              (Commission file number)


            Kansas                                    73-1369185
-------------------------------         ------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)


                                115 East 8th Street
                             Stillwater, Oklahoma 74074
            ------------------------------------------------------------
            (Address of principal executive offices, including zip code)



                                    405-624-3700
                ----------------------------------------------------
                (Registrant's telephone number, including area code)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

KPMG LLP was previously the principal accountants for New York Bagel Enterprises, Inc. On April 15, 1999, that firm was notified that its appointment as principal accountants was terminated. Allen, Gibbs and Houlik, L.C. was engaged as principal accountants on March 23, 1999. The decision to change accountants was approved by the board of directors.

In connection with the audits of the two fiscal years ended December 27, 1998, and the subsequent interim period through April 15, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the consolidated financial statements of New York Bagel Enterprises, Inc. as of and for the years ended December 27, 1998 and December 28, 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG LLP's auditors' report on the consolidated financial statements of New York Bagel Enterprises, Inc. as of and for the years ended December 27, 1998 and December 28, 1997 contained a separate paragraph stating that "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 15 to the consolidated financial statements, the Company has suffered recurring losses from operations and current liabilities exceed current assets by approximately $2.6 million at December 27, 1998 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 15. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     Such report of KPMG LLP also contained a separate paragraph stating that "as discussed in note 1 of notes to consolidated financial statements, the Company changed its method of accounting for restaurant preopening costs in 1997."

A letter from KPMG LLP will be filed as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

16.  Letter from KPMG, LLP dated April 20, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              NEW YORK BAGEL ENTERPRISES, INC.


                              /s/ RICHARD RANDALL WEBB
                              ------------------------------------------------
                              Richard Randall Webb
                              CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY


Dated:  April 20, 1999









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